LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

SUPPLEMENT DATED JUNE 5, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION, DATED MARCH 31, 2012

The following amends anything to the contrary with respect to LMGAA in the section of the fund’s SAI titled “Portfolio Managers: Other Accounts”:

LMGAA: Steven D. Bleiberg, Y. Wayne Lin, and Patricia Duffy;

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Number of Accounts Managed for which Advisory Fee is Performance-Based Assets Managed for which Advisory Fee is Performance-Based ($ millions)
LMGAA
Steven D. Bleiberg
Registered Investment Companies	19	1,786	0	0
Other Pooled Investment Vehicles	31	2,873	0	0
Other Accounts	1	144	0	0

Y. Wayne Lin
Registered Investment Companies	3	10	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

Patricia Duffy*
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	0	0	0	0

*	Information provided as of May 31, 2012

The following amends anything to the contrary with respect to LMGAA in the section of the fund’s SAI titled “Portfolio Managers: Ownership of Securities”:

Type of Account	Dollar Range of Equity Securities in the Fund ($)
LMGAA
Steven D. Bleiberg	0
Y. Wayne Lin	0
Patricia Duffy*	0

*	Information provided as of May 31, 2012

The following amends anything to the contrary with respect to LMGAA in the section of the fund’s SAI titled “Portfolio Managers: Compensation and Conflict of Interest Policies”:

LMGAA. Steven D. Bleiberg, Y. Wayne Lin, and Patricia Duffy serve as portfolio managers for the fund and are employed by LMGAA.

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